UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 14, 2004
 (Date of earliest event reported)

Timeline, Inc.
 (Exact Name of Registrant as Specified in Charter)

Washington	1-13524	31-1590734

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3055 112th Avenue N.E., Ste. 106 Bellevue, Washington	98004

(Address of Principal Executive Offices)	Zip Code

(425) 822-3140

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)          Departure of Directors or Principal Officers

          On December 14, 2004, we accepted the resignation of Frederick W. Dean as an officer and member of our Board of Directors, to be effective on December 15, 2004.  Mr. Dean’s resignation was not the result of any disagreement between us and him.  Rather, Mr. Dean has accepted a position with one of our resellers, and we mutually agreed with him that he should resign from our Board to avoid any potential for conflicts of interest.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2004	TIMELINE, INC.

	By:	/s/ CHARLES R OSENBAUGH

Charles R. Osenbaugh Chief Executive Officer and President